UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-02201

              Insight Select Income Fund

(Exact name of registrant as specified in charter)

200 Park Avenue, 7th Floor

                                 New York, NY 10166

(Address of principal executive offices) (Zip code)

Clifford D. Corso

200 Park Avenue, 7th Floor

                                 New York, NY 10166

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-527-1800

Date of fiscal year end:  March 31

Date of reporting period:  September 30, 2019

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports may be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary. If you invest directly with the Fund, you can make your preference known through the means below.

Online:

Visit www.computershare.com/investor to log into your account and select “Communication Preferences” to set your preference.

Telephone:

Contact the Fund at 866-333-6685

Overnight Mail:

Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY, 40202

Regular Mail:

Computershare Investor Services, PO Box 505000, Louisville, KY, 40233-5000

INSIGHT SELECT INCOME FUND SHAREHOLDER LETTER

For the Six-Month Period Ended 09/30/19

October 25, 2019

DEAR SHAREHOLDERS:

Over the last six months, the US economy has grown, underpinned by 4% consumption growth, continued business investment and acceleration in government spending. Alongside this, unemployment has moved to a 50-year low of 3.5% which has helped push wage growth above 3%. US GDP growth for the second quarter was 2% and a respectable 2.3% year-over-year. Corporate profitability has also been solid. However, a weakening economic outlook outside the US (particularly in Europe) and on-going geopolitical and trade tensions weighing on manufacturing sentiment helped central banks pivot towards a dovish stance. The Federal Reserve (Fed) cut policy rates in July and again in September (to a range of 1.75% to 2%).

US credit markets began the second quarter carrying the positive momentum from Q1, supported by an encouraging earnings season and a notable rise in demand from Asian investors. By mid-April, spreads had reached their narrowest levels since October 2018, essentially retracing the Q4 2018 sell-off. However, the rally slowed in May, mainly due to an escalation of trade tensions with China. Trade negotiations with China failed to reach a breakthrough over the reporting period. Tensions with Europe also resurfaced with the US administration proposing additional tariffs to countries subsidizing Europe’s Airbus. The US also announced an escalating scale of tariffs against Mexico relating to illegal immigration. The weakness reversed in June, the main factor was a decidedly dovish tilt from global central banks, including the Fed, which prompted markets to price in a 100% probability of a Fed rate cut in July. Markets also saw some relief on the trade front with China late in the third quarter and from a deal with Mexico preventing further tariffs.

In the third quarter, risk sentiment again weakened during August, causing volatility to rise. Contributors arrived from almost all corners of the globe. In the US, the Fed disappointed markets by characterizing its (widely expected) rate cut as a ‘mid-cycle’ adjustment, trade tensions with China escalated further with the US imposing tariffs on a remaining $300bn of imports, fears of a disruptive ‘no deal’ Brexit increased as Boris Johnson replaced Theresa May as UK Prime Minister and political risks flared up in South America and continued in Italy. In Europe, the manufacturing sector continued to weaken considerably. The result was a rally in global rates markets, which at one point saw over $16trn of global bonds trading at negative yields. The US yield curve also flattened, with additional segments of the curve inverting.

Looking ahead, we believe the domestic economy will continue to grow albeit at a slower pace than 2019 as consumption benefits from a strong labor market, while central banks remain accommodative in order to sustain the economic expansion. We recognize that monetary policy has its limitations and some of the pending global geopolitical events may cause bouts of volatility. We envision 2019 US GDP growth of approximately 2.4% while slowing to 1.6% in 2020. Our base case is one in which the US economy remains in a self-sustaining expansion. However, the uncertainty associated with the US trade dispute with China weighs on the domestic economy and perhaps consumer sentiment. Brexit negotiations have seemingly improved and a resolution could also be a tailwind for risk assets. The US economy is domestically focused with exports only accounting for 12% of GDP which generally insulates the US from some of the weakness overseas. We also note that personal and government consumption account for approximately 87% of GDP and are projected to rise by 2-2.5% over the next year. Domestic growth in this cycle has remained below trend at around 2% since the financial crisis; and in post-war history, this cycle has exhibited the shallowest growth trajectory post-recession. Perhaps the slower growth and elevated skepticism throughout most of this expansion has reduced the potential build-up of excesses in the economy, which could help further prolong this expansion. The Fed continues to operate with a dovish tilt and we anticipate at least one more rate cut in 2019 and perhaps another cut in 2020. We believe this Fed does remain data-dependent and we expect its rate cutting activity to be precautionary and largely dependent upon global financial conditions.

While our base case for the economy remains relatively benign, we believe a cautious approach to credit is appropriate. Broad credit market valuations are in line with historical averages, leaving little compelling value on the table.

We continue to operate with a reduced exposure to high yield corporate credit and have migrated the Fund’s investments up the ratings’ spectrum in terms of credit quality, while emphasizing improving credits or those that we believe represent stable sources of income. We recognize that high yield valuations have come a long way since the start of the year and we remain cautious on generic market beta, while focusing on idiosyncratic opportunities within the sector. Recent shifts in the portfolio have included an increase in allocation to the securitized sectors that potentially outperform late in an economic cycle and offer structural protections. We continue to scrutinize investment grade credits that have levered up in this cycle due to mergers and acquisitions or share repurchases to assess whether their balance sheets are on a stable footing. These efforts are aimed at minimizing price effects from negative credit migration. The duration of the portfolio remains near neutral, relative to the index, given global macro risk events that continue to weigh on market sentiment.

As of September 30, 2019, the Fund had a net asset value (NAV) of $21.61 per share. This represents a 5.06% increase from $20.57 per share on March 31, 2019. On September 30, 2019, the Fund’s closing price on the New York Stock Exchange was $20.49 per share, representing a 5.18% discount to NAV per share, compared with a 6.56% discount as of March 31, 2019. One of the primary objectives of the Fund is to maintain a high level of income. On September 12, 2019, the Board of Trustees declared a dividend payment of $0.20 per share payable on October 30, 2019 to shareholders of record on October 3, 2019. On an annualized basis, including the pending dividend, the Fund has paid a total of $0.80 per share in dividends, representing a 3.93% dividend yield based on the market price on October 25, 2019 of $20.37 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio and is not guaranteed for any period of time.

Total Return-Percentage Change (Annualized for periods longer than 1 year)

In Net Asset Value Per Share with All Distributions Reinvested1

	6 Months to 9/30/19	1 Year to 9/30/19	3 Years to 9/30/19	5 Years to 9/30/19	10 Years to 9/30/19
Insight Select Income Fund	7.96%	12.41%	5.59%	5.29%	7.26%
Bloomberg Barclays U.S. Credit Index[2]	7.38%	12.63%	4.33%	4.54%	5.32%

1 – This is historical information and should not be construed as indicative of any likely future performance.

2 – Source: Bloomberg Barclays as of September 30, 2019. Comprised primarily of US investment grade corporate bonds (Fund’s Benchmark).

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally will not have material exposure to low yielding US Treasuries and will maintain meaningful exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long-term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s assets as of September 30, 2019:

Percent of Total Investment (Lower of S&P and Moody’s Ratings)3

[3]

For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings and the Fund’s allocation to the ratings categories are subject to change at any time without notice.

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing them to purchase shares at NAV or market price, whichever is lower. This means that the reinvestment price is at market price when the Fund is trading at a discount to NAV, as is currently the situation, or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact BNY Mellon Investment Servicing (US) Inc. the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6685. The Fund’s investment adviser, Insight North America LLC, may be reached at 1-212-527-1800.

Cliff Corso

President

Mr. Corso’s comments reflect the investment adviser’s views generally regarding the market and the economy, and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

Opinions expressed herein are current opinions of Insight, and are subject to change without notice. Insight assumes no responsibility to update such information or to notify a client of any changes. Any outlooks, forecasts or portfolio weightings presented herein are as of the date appearing on this material only and are also subject to change without notice. Insight disclaims any responsibility to update such views. No forecasts can be guaranteed.

Information herein may contain, include or is based upon forward-looking statements within the meaning of the federal securities laws, specifically Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements, other than statements of historical fact, that address future activities, events or developments, including without limitation, business or investment strategy or measures to implement strategy, competitive strengths, goals expansion and growth of our business, plans, prospects and references to future or success. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Words such as ‘anticipate,’ ‘estimate,’ ‘expect,’ ‘project,’ ‘intend,’ ‘plan,’ ‘believe,’ and other similar words are intended to identify these forward-looking statements. Forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results or outcomes. Consequently, no forward-looking statement can be guaranteed. Our actual results or outcomes may vary materially. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Past performance is not a guide to future performance, which will vary. The value of investments and any income from them will fluctuate and is not guaranteed (this may partly be due to exchange rate changes). Future returns are not guaranteed and a loss of principal may occur.

The quoted benchmarks within this presentation do not reflect deductions for fees, expenses or taxes. These benchmarks are unmanaged and cannot be purchased directly by investors. Benchmark performance is shown for illustrative purposes only and does not predict or depict the performance of any investment. There may be material factors relevant to any such comparison such as differences in volatility, and regulatory and legal restrictions between the indices shown and the strategy.

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2019

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (80.70%)

AUTOMOTIVE (2.31%)
Ford Holdings LLC, Co. Gty., 9.30%, 03/01/30	Ba1/BBB	$1,000	$1,250,053
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32	Ba1/BBB	500	620,200
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 4.542%, 08/01/26(b)	Ba1/BBB	1,356	1,354,742
General Motors Financial Co. Inc., Sr. Unsec. Notes, (3M LIBOR +1.10%), 3.339%, 11/06/21(e)	Baa3/BBB	2,115	2,115,630

			5,340,625

CHEMICALS (1.63%)
Olin Corp., Sr. Unsec. Notes, 5.625%, 08/01/29(b)	Ba1/BB+	1,045	1,087,114
Union Carbide Corp., Sr. Unsec. Notes, 7.75%, 10/01/96	Baa2/BBB	2,000	2,676,980

			3,764,094

DIVERSIFIED FINANCIAL SERVICES (12.20%)
American Express Co., Sr. Unsec. Notes, 3.40%, 02/22/24(b)	A3/BBB+	2,151	2,249,591
Banco Santander SA, Sr. Unsec. Notes, 3.306%, 06/27/29	A2/A	400	413,252
Bank of America Corp., Sr. Unsec. Notes, (3M LIBOR +0.79%), 3.004%, 12/20/23(b),(c)	A2/A-	758	774,121
Bank of America Corp., Sr. Unsec. Notes, (3M LIBOR +0.81%), 3.366%, 01/23/26(b),(c)	A2/A-	559	581,437
BB&T Corp., Jr. Sub. Notes, (H15T5Y +3.003%), 4.80%, 09/01/24(b),(c),(d)	Baa1/BBB-	1,136	1,135,989
Citigroup, Inc., Sr. Unsec. Notes, (3M LIBOR +1.563%), 3.887%, 01/10/28(b),(c)	A3/BBB+	1,100	1,178,273
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	A3/BBB+	70	114,765
Citigroup, Inc., Sub. Notes, 4.60%, 03/09/26	Baa2/BBB	988	1,079,477
Citigroup, Inc., Sub. Notes, 5.30%, 05/06/44	Baa2/BBB	926	1,151,257
Credit Agricole SA, Sub. Notes, (5Yr Swap +1.644%), 4.00%, 01/10/33, 144A(b),(c)	Baa1/BBB+	1,025	1,060,045
Credit Suisse Group AG, Sr. Unsec. Notes, (SOFRRATE +1.56%), 2.593%, 09/11/25, 144A(b),(c)	Baa2/BBB+	1,242	1,229,706
Danske Bank A/S, Sr. Unsec. Notes, 5.00%, 01/12/22, 144A	Baa2/BBB+	739	776,947
GE Capital International Funding, Co. Gty., 4.418%, 11/15/35	Baa1/BBB+	588	615,353
General Electric Co., Sr. Unsec. Notes, 6.875%, 01/10/39	Baa1/BBB+	287	379,683
General Electric Co., Sr. Unsec. Notes, 4.125%, 10/09/42	Baa1/BBB+	75	75,047
Goldman Sachs Group, Inc., Sr. Unsec. Notes, 3.50%, 11/16/26(b)	A3/BBB+	1,040	1,080,403
Goldman Sachs Group, Inc., Sr. Unsec. Notes, (3M LIBOR +1.75%), 4.006%, 10/28/27(b),(e)	A3/BBB+	550	567,039
HSBC Capital Funding LP, Co. Gty., (3M LIBOR +4.98%), 10.176%, 06/30/30, 144A(b),(c),(d)	Baa2/BBB-	2,180	3,531,600
ING Groep NV, Sr. Unsec. Notes, 3.55%, 04/09/24	Baa1/A-	1,662	1,736,289
JPMorgan Chase & Co., Jr. Sub. Notes, (3M LIBOR +2.58%), 4.625%, 11/01/22(b),(c),(d)	Baa2/BBB-	1,159	1,132,575
Morgan Stanley, Sub. Notes, 4.35%, 09/08/26	Baa2/BBB	1,500	1,624,388
Nuveen LLC, Co. Gty., 4.00%, 11/01/28, 144A(b)	Aa2/AA	642	716,984
PayPal Holdings, Inc., Sr. Unsec. Notes, 2.85%, 10/01/29(b)	NA/BBB+	1,028	1,034,396
PNC Financial Services Group, Inc., Jr. Sub. Notes, (3M LIBOR +3.30%), 5.00%, 11/01/26(b),(c),(d)	Baa2/BBB-	757	785,388
UBS AG, Sub. Notes, 7.625%, 08/17/22	NR/BBB+	2,000	2,257,400
Westpac Banking Corp., Sub. Notes, (H15T5Y +2.00%), 4.11%, 07/24/34(b),(c)	Baa1/BBB	912	952,107

			28,233,512

ENERGY (10.35%)
Antero Midstream Partners LP, Co. Gty., 5.75%, 03/01/27, 144A(b)	Ba3/BB	681	567,784
CITGO Petroleum Corp., Sr. Sec. Notes, 6.25%, 08/15/22, 144A(b)	B3/B+	3,633	3,673,871
Enbridge, Inc., Co. Gty., 5.50%, 12/01/46(b)	Baa2/BBB+	1,496	1,896,113
Enbridge, Inc., Sub. Notes, (3M LIBOR +3.89%), 6.00%, 01/15/77(b),(c)	Ba1/BBB-	750	781,419
Enterprise Products Operating LLC, Co. Gty., (3M LIBOR +2.57%), 5.375%, 02/15/78(b),(c)	Baa2/BBB-	342	330,040
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.19%, 11/01/24, 144A	Baa2/BBB+	60	67,490
Global Partners LP, Co. Gty., 7.00%, 08/01/27, 144A(b)	B2/B+	816	840,480

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (Continued)

ENERGY (Continued)
Kinder Morgan, Inc., Co. Gty., 8.05%, 10/15/30	Baa2/BBB	$1,000	$1,319,726
Kinder Morgan, Inc., Co. Gty., 5.55%, 06/01/45(b)	Baa2/BBB	1,755	2,068,640
Marathon Petroleum Corp., Sr. Unsec. Notes, 4.75%, 09/15/44(b)	Baa2/BBB	1,266	1,360,579
Marathon Petroleum Corp., Sr. Unsec. Notes, 5.85%, 12/15/45(b)	Baa2/BBB	500	568,819
MPLX LP, Sr. Unsec. Notes, 4.25%, 12/01/27, 144A(b)	Baa2/BBB	901	953,249
MPLX LP, Sr. Unsec. Notes, 5.50%, 02/15/49(b)	Baa2/BBB	694	804,843
MPLX LP, Sr. Unsec. Notes, 4.90%, 04/15/58(b)	Baa2/BBB	561	583,184
NGPL PipeCo LLC, Sr. Unsec. Notes, 7.768%, 12/15/37, 144A	Baa3/BBB-	880	1,139,861
Panhandle Eastern Pipe Line Co. LP, Sr. Unsec. Notes, 7.00%, 07/15/29	Baa3/BBB-	1,000	1,208,689
Parkland Fuel Corp., Co. Gty., 5.875%, 07/15/27, 144A(b)	B1/BB	981	1,029,373
Petroleos Mexicanos, Co. Gty., 6.00%, 03/05/20	Baa3/BBB+	478	484,453
Petroleos Mexicanos, Co. Gty., 6.35%, 02/12/48	Baa3/BBB+	900	827,019
Valero Energy Corp., Co. Gty., 8.75%, 06/15/30	Baa2/BBB	1,000	1,396,046
Valero Energy Corp., Sr. Unsec. Notes, 10.50%, 03/15/39	Baa2/BBB	500	846,177
Williams Cos., Inc., Sr. Unsec. Notes, 7.50%, 01/15/31	Baa3/BBB	911	1,196,919

			23,944,774

FOOD AND BEVERAGE (0.51%)
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 4.70%, 02/01/36(b)	Baa1/A-	645	745,038
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 4.90%, 02/01/46(b)	Baa1/A-	256	305,466
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.20%, 01/15/39	Baa1/A-	27	42,899
Kroger Co., Sr. Unsec. Notes, 5.40%, 01/15/49(b)	Baa1/BBB	68	80,491

			1,173,894

GAMING, LODGING & LEISURE (0.44%)
Las Vegas Sand Corp., Sr. Unsec. Notes, 3.90%, 08/08/29(b)	Baa3/BBB-	994	1,019,544

HEALTHCARE (1.25%)
Alcon Finance Corp., Co. Gty., 2.75%, 09/23/26, 144A(b)	Baa2/BBB	788	794,476
Alcon Finance Corp., Co. Gty., 3.80%, 09/23/49, 144A(b)	Baa2/BBB	1,461	1,525,115
Takeda Pharmaceutical Co., Ltd., Sr. Unsec. Notes, 5.00%, 11/26/28, 144A(b)	Baa2/BBB+	500	585,297

			2,904,888

INDUSTRIAL (1.80%)
3M Co., Sr. Unsec. Notes, 4.00%, 09/14/48(b)	A1/AA-	1,019	1,145,483
Altria Group, Inc., Co. Gty., 4.80%, 02/14/29(b)	A3/BBB	527	577,291
Altria Group, Inc., Co. Gty., 5.95%, 02/14/49(b)	A3/BBB	329	386,889
Heathrow Funding, Ltd., Sr. Sec. Notes, 4.875%, 07/15/21, 144A	NA/A-	200	207,279
Northrop Grumman Space & Mission Systems Corp., Co. Gty., 7.75%, 06/01/29	Baa1/BBB	500	668,106
Sydney Airport Finance Co. Property, Ltd., Sr. Sec. Notes, 3.375%, 04/30/25, 144A(b)	Baa1/BBB+	400	411,778
United Technologies Corp., Sr. Unsec. Notes, 3.75%, 11/01/46(b)	Baa1/BBB+	700	770,262

			4,167,088

INSURANCE (10.30%)
Allstate Corp., Jr. Sub. Notes, (3M LIBOR +2.12%), 6.50%, 05/15/57(b),(c)	Baa1/BBB	2,200	2,677,219
American International Group, Inc., Jr. Sub. Notes, (3M LIBOR +4.195%), 8.175%, 05/15/58(b),(c)	Baa2/BBB-	2,500	3,308,025
Berkshire Hathaway Finance Corp., Co. Gty., 4.20%, 08/15/48(b)	Aa2/AA	1,104	1,294,155
Farmers Exchange Capital, Sub. Notes, 7.20%, 07/15/48, 144A	Baa2/BBB+	2,250	3,147,743
Guardian Life Insurance Co. of America, Sub. Notes, 4.85%, 01/24/77, 144A	A1/AA-	148	187,237
Liberty Mutual Group, Inc., Co. Gty., 3.951%, 10/15/50, 144A(b)	Baa2/BBB	250	251,359
Liberty Mutual Group, Inc., Co. Gty., (3M LIBOR +7.12%), 10.75%, 06/15/58, 144A(b),(c)	Baa3/BB+	1,000	1,640,000
Lincoln National Corp., Sr. Unsec. Notes, 3.80%, 03/01/28(b)	Baa1/A-	250	264,329

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (Continued)

INSURANCE (Continued)
Massachusetts Mutual Life Insurance Co., Sub. Notes, 4.90%, 04/01/77, 144A	A2/AA-	$980	$1,228,068
Massachusetts Mutual Life Insurance Co., Sub. Notes, 8.875%, 06/01/39, 144A	A2/AA-	151	256,990
MetLife, Inc., Jr. Sub. Notes, 9.25%, 04/08/38, 144A(b)	Baa2/BBB	500	726,250
MetLife, Inc., Jr. Sub. Notes, 6.40%, 12/15/36(b)	Baa2/BBB	637	755,421
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/39(b)	Baa2/BBB	1,000	1,610,000
Nationwide Mutual Insurance Co., Sub. Notes, 8.25%, 12/01/31, 144A	A3/A-	500	738,632
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	215	371,531
New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39, 144A	Aa2/AA-	103	153,232
Pricoa Global Funding, Inc., Sec. Notes, 2.45%, 09/21/22, 144A	Aa3/AA-	608	613,304
Principal Financial Group, Inc., Co. Gty., (3M LIBOR +3.044%), 4.70%, 05/15/55(b),(c)	Baa2/BBB	1,135	1,130,744
Prudential Financial, Inc., Jr. Sub. Notes, (3M LIBOR +2.665%), 5.70%, 09/15/48(b),(c)	Baa1/BBB+	1,241	1,375,524
SAFG Retirement Services, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/BBB+	1,800	2,116,887

			23,846,650

MEDIA (9.00%)
Charter Communications Operating LLC, Sr. Sec. Notes, 5.75%, 04/01/48(b)	Ba1/BBB-	774	882,355
Comcast Corp., Co. Gty., 3.70%, 04/15/24(b)	A3/A-	1,080	1,151,620
Comcast Corp., Co. Gty., 4.15%, 10/15/28(b)	A3/A-	255	286,040
Comcast Corp., Co. Gty., 4.70%, 10/15/48(b)	A3/A-	297	363,660
Comcast Corp., Co. Gty., 7.05%, 03/15/33	A3/A-	2,000	2,879,894
Cox Communications, Inc., Sr. Unsec. Notes, 6.80%, 08/01/28	Baa2/BBB	1,500	1,863,844
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB-	500	640,861
CSC Holdings LLC, Co. Gty., 6.50%, 02/01/29, 144A(b)	Ba3/BB	954	1,060,347
Diamond Sports Group LLC, Sr. Sec. Notes, 5.375%, 08/15/26, 144A(b)	Ba2/BB	551	571,663
Grupo Televisa SAB, Sr. Unsec. Notes, 5.00%, 05/13/45(b)	Baa1/BBB+	557	591,912
Grupo Televisa SAB, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa1/BBB+	159	198,780
RELX, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22	WR/BBB+	2,000	2,283,883
Sirius XM Radio, Inc., Co. Gty., 4.625%, 07/15/24, 144A(b)	Ba3/BB	470	487,310
Sirius XM Radio, Inc., Co. Gty., 5.00%, 08/01/27, 144A(b)	Ba3/BB	518	534,835
Time Warner Entertainment Co. LP, Sr. Sec. Notes, 8.375%, 07/15/33	Ba1/BBB-	1,360	1,881,138
Viacom, Inc., Sr. Unsec. Notes, 6.875%, 04/30/36	Baa3/BBB-	179	233,990
VTR Finance BV, Sr. Sec. Notes, 6.875%, 01/15/24, 144A(b)	B1/B+	2,176	2,238,560
Walt Disney Co., Co. Gty., 7.90%, 12/01/95, 144A	A2/A	1,400	2,682,660

			20,833,352

MINING (1.97%)
BHP Billiton Finance USA, Ltd. Co. Gty., (5Yr Swap +5.093%), 6.75%, 10/19/75, 144A(b),(c)	Baa1/BBB+	3,899	4,556,956

PAPER (2.04%)
Celulosa Arauco y Constitucion SA, Sr. Unsec. Notes, 5.50%, 04/30/49, 144A(b)	Baa3/BBB-	647	716,552
Smurfit Kappa Treasury Funding, Ltd., Co. Gty., 7.50%, 11/20/25	Ba1/BB+	2,000	2,420,000
Trivium Packaging Finance BV, Sr. Sec. Notes, 5.50%, 08/15/26, 144A(b)	B2/B+	200	210,240
WestRock LLC, Co. Gty., 8.20%, 01/15/30	Baa2/BBB	1,000	1,368,994

			4,715,786

REAL ESTATE INVESTMENT TRUST (REIT) (1.80%)
American Tower Corp., Sr. Unsec. Notes, 2.95%, 01/15/25(b)	Baa3/BBB-	2,226	2,272,975
HCP, Inc., Sr. Unsec. Notes, 3.25%, 07/15/26(b)	Baa1/BBB+	912	938,205
Iron Mountain, Inc., Co. Gty., 4.875%, 09/15/29, 144A(b)	Ba3/BB-	932	946,259

			4,157,439

RETAIL & RESTAURANT (0.89%)
Starbucks Corp., Sr. Unsec. Notes, 4.45%, 08/15/49(b)	Baa1/BBB+	1,781	2,063,573

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (Continued)
TECHNOLOGY (4.02%)
Broadcom, Inc., Co. Gty., 4.25%, 04/15/26, 144A(b)	Baa3/BBB-	$1,655	$1,709,461
Broadcom, Inc., Co. Gty., 4.75%, 04/15/29, 144A(b)	Baa3/BBB-	1,109	1,172,404
Fiserv, Inc., Sr. Unsec. Notes, 3.50%, 07/01/29(b)	Baa2/BBB	582	612,332
International Business Machines Corp., Sr. Unsec. Notes, 3.00%, 05/15/24	A2/A	2,195	2,275,790
International Business Machines Corp., Sr. Unsec. Notes, 4.25%, 05/15/49	A2/A	1,095	1,259,702
NXP Funding LLC, Co. Gty., 3.875%, 09/01/22, 144A	Baa3/BBB-	2,213	2,283,830

			9,313,519

TELECOMMUNICATIONS (5.03%)
AT&T, Inc., Sr. Unsec. Notes, 4.50%, 05/15/35(b)	Baa2/BBB	515	565,053
AT&T, Inc., Sr. Unsec. Notes, 4.75%, 05/15/46(b)	Baa2/BBB	425	471,311
Centel Capital Corp., Co. Gty., 9.00%, 10/15/19	Ba2/BBB-	1,000	1,002,500
Deutsche Telekom International Finance BV, Co. Gty., 8.75%, 06/15/30(f)	Baa1/BBB+	2,000	2,953,146
Qwest Corp., Sr. Unsec. Notes, 6.875%, 09/15/33(b)	Ba2/BBB-	780	780,446
Sprint Spectrum Co. LLC, Sr. Sec. Notes, 4.738%, 03/20/25, 144A	Baa2/NA	1,100	1,169,311
Tencent Holdings, Ltd., Sr. Unsec. Notes, 3.595%, 01/19/28, 144A(b)	A1/A+	1,954	2,038,120
Tencent Holdings, Ltd., Sr. Unsec. Notes, 3.975%, 04/11/29, 144A(b)	A1/A+	371	396,973
Verizon Communications, Inc., Sr. Unsec. Notes, 4.812%, 03/15/39	Baa1/BBB+	1,898	2,274,855

			11,651,715

TRANSPORTATION (5.34%)
American Airlines, Pass Through Certs., Series 2013-2, Class B, 5.60%, 07/15/20, 144A	NA/BBB-	980	996,146
American Airlines, Pass Through Certs., Series 2017-1, Class AA, 3.65%, 02/15/29	Aa3/NA	966	1,026,123
American Airlines, Pass Through Certs., Series 2017-2, Class AA, 3.35%, 10/15/29	Aa3/NA	1,501	1,545,303
American Airlines, Pass Through Certs., Series 2019-1, Class AA, 3.15%, 02/15/32	Aa3/AA	814	834,733
BNSF Funding Trust I, Co. Gty., (3M LIBOR +2.35%), 6.613%, 12/15/55(b),(c)	Baa2/A-	250	276,250
British Airways, Pass Through Certs., Series 2013-1, Class B, 5.625%, 06/20/20, 144A	A3/A	237	240,353
Continental Airlines, Pass Through Certs., Series 2000-1, Class A1, 8.048%, 11/01/20	Baa1/A	148	153,369
Continental Airlines, Pass Through Certs., Series 2000-2, Class A1, 7.707%, 04/02/21	Baa1/BBB+	159	163,188
ERAC USA Finance LLC, Co. Gty., 7.00%, 10/15/37, 144A	Baa1/A-	1,500	2,124,067
Penske Truck Leasing Co. LP, Sr. Unsec. Notes, 3.65%, 07/29/21, 144A(b)	Baa2/BBB	669	684,509
Ryder System, Inc., Sr. Unsec. Notes, 3.50%, 06/01/21	Baa1/BBB+	941	961,383
Union Pacific Corp., Sr. Unsec. Notes, 4.50%, 09/10/48(b)	Baa1/A-	503	600,198
United Airlines, Pass Through Certs., Series 2013-1, Class B, 5.375%, 08/15/21	NA/BBB	270	282,131
United Airlines, Pass Through Certs., Series 2018-1, Class B, 4.60%, 03/01/26	Baa2/NA	828	862,957
United Airlines, Pass Through Certs., Series 2019-1, Class AA, 4.15%, 08/25/31	Aa3/NA	471	514,177
United Airlines, Pass Through Certs., Series 2019-2, Class AA, 2.70%, 05/01/32	Aa3/NA	1,093	1,095,394

			12,360,281

UTILITIES (9.82%)
Black Hills Corp., Sr. Unsec. Notes, 3.95%, 01/15/26(b)	Baa2/BBB+	1,082	1,143,633
Black Hills Corp., Sr. Unsec. Notes, 3.875%, 10/15/49(b)	Baa2/BBB+	1,175	1,181,272
Cleveland Electric Illuminating Co., Sr. Unsec. Notes, 3.50%, 04/01/28, 144A(b)	Baa2/BBB	800	834,715
Consumer Energy Co., 3.10%, 08/15/50(b)	Aa3/A	780	785,536
Duke Energy Carolinas LLC, 3.95%, 11/15/28(b)	Aa2/A	1,185	1,322,895
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20, 144A	Baa3/BBB-	1,000	1,035,083
Enel Finance International NV, Co. Gty., 2.75%, 04/06/23, 144A	Baa2/BBB+	1,082	1,088,748
Enel Finance International NV, Co. Gty., 4.625%, 09/14/25, 144A	Baa2/BBB+	1,458	1,592,464
Exelon Corp., Sr. Unsec. Notes, 3.40%, 04/15/26(b)	Baa2/BBB	505	527,850
FirstEnergy Corp., Sr. Unsec. Notes, 4.85%, 07/15/47(b)	Baa3/BBB-	1,570	1,877,107
Hydro-Quebec, 8.25%, 04/15/26	Aa2/AA-	1,550	2,111,769
Kansas City Power & Light Co., Sr. Unsec. Notes, 4.20%, 06/15/47(b)	A2/A+	917	1,067,595
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A2/A-	500	666,002

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (Continued)
UTILITIES (Continued)
NiSource, Inc., Jr. Sub. Notes, (H15T5Y +2.843%), 5.65%, 06/15/23(b),(c),(d)	NA/BBB-	$696	$699,480
Ohio Power Co., Sr. Unsec. Notes, 5.375%, 10/01/21	A2/A-	1,000	1,061,511
Piedmont Natural Gas Co. Inc., Sr. Unsec. Notes, 3.50%, 06/01/29(b)	A3/A-	1,120	1,196,558
Southern Co. Gas Capital Corp., Co. Gty., 5.875%, 03/15/41(b)	Baa1/A-	992	1,278,396
Southern Co. Gas Capital Corp., Co. Gty., 3.95%, 10/01/46(b)	Baa1/A-	539	565,852
Southern Co. Gas Capital Corp., Co. Gty., 4.40%, 05/30/47(b)	Baa1/A-	1,164	1,313,751
Toledo Edison Co., 7.25%, 05/01/20	A2/A-	80	82,012
Transelec SA, Sr. Unsec. Notes, 4.25%, 01/14/25, 144A(b)	Baa1/BBB	750	795,008
Transelec SA, Sr. Unsec. Notes, 3.875%, 01/12/29, 144A(b)	Baa1/BBB	490	502,255

			22,729,492

TOTAL CORPORATE DEBT SECURITIES (Cost of $165,111,121)			186,777,182

ASSET BACKED SECURITIES (9.91%)
Antares Ltd., Series 2017-1A, Class C, (3M LIBOR +3.10%), 5.378%, 07/20/28, 144A(b),(e)	NR/A	1,093	1,075,879
Arbor Realty Collateralized Loan Obligation, Ltd., Series 2017-FL3, Class A, (1M LIBOR +0.99%), 3.018%, 12/15/27, 144A(b),(e)	Aaa/NA	759	758,766
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2017-FL2, Class A, (1M LIBOR +0.99%), 3.018%, 08/15/27, 144A(b),(e)	Aaa/NA	623	622,808
AVIS Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, 12/20/21, 144A(b)	Aaa/NA	1,605	1,610,853
CLI Funding LLC, Series 2018-1A, Class A, 4.03%, 04/18/43, 144A(b)	NA/A	142	143,560
DB Master Finance LLC, Series 2017-1A, Class A2I, 3.629%, 11/20/47, 144A(b)	NA/BBB	330	338,056
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 06/25/40, 144A(b)	Aaa/NA	225	226,871
DRB Prime Student Loan Trust, Series 2017-A, Class A2B, 2.85%, 05/27/42, 144A(b)	Aaa/NA	1,801	1,828,722
DT Auto Owner Trust, Series 2018-2A, Class C, 3.67%, 03/15/24, 144A(b)	NA/A	781	791,116
DT Auto Owner Trust, Series 2019-1A, Class A, 3.08%, 09/15/22, 144A(b)	NA/AAA	639	641,582
Golub Capital Partners Ltd., Series 2017-19RA, Class B, (3M LIBOR +2.55%), 4.817%, 07/26/29, 144A(b),(e)	A2/NA	1,935	1,901,447
Golub Capital Partners Ltd., Series 2018-36A, Class C, (3M LIBOR +2.10%), 4.387%, 02/05/31, 144A(b),(e)	NA/A	2,250	2,056,741
IVY Hill Middle Market Credit Fund Ltd., Series 12A, Class B, (3M LIBOR +3.00%), 5.278%, 07/20/29, 144A(b),(e)	A3/NR	866	842,029
LoanCore Issuer, Ltd., Series 2018-CRE1, Class A, (1M LIBOR +1.13%), 3.158%, 05/15/28, 144A(b),(e)	Aaa/NA	500	499,563
Navient Private Education Loan Trust, Series 2017-A, Class A2B, (1M LIBOR+0.90%), 2.928%, 12/16/58, 144A(b),(e)	NA/AAA	782	783,779
NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.54%, 04/18/22, 144A(b)	Aaa/AAA	1,460	1,461,292
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/25/37(b),(f)	Ca/AA	6	5,838
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23, 144A(b)	Aa2/NA	311	314,108
Small Business Administration Participation Certificates, Series 2010-20F, Class 1, 3.88%, 06/01/30	Aaa/AA+	104	110,867
SMB Private Education Loan Trust, Series 2017-B, Class A2B, (1M LIBOR+0.75%), 2.778%, 10/15/35, 144A(b),(e)	Aaa/AAA	819	819,204
Sofi Consumer Loan Program LLC, Series 2017-3, Class A, 2.77%, 05/25/26, 144A(b)	NA/AA	538	540,018
Sofi Consumer Loan Program Trust, Series 2018-1, Class B, 3.65%, 02/25/27, 144A(b)	NA/A	793	811,749
Sofi Professional Loan Program LLC, Series 2017-C, Class B, 3.56%, 07/25/40, 144A(b),(e)	NA/A+	1,099	1,141,164
Sofi Professional Loan Program LLC, Series 2019-A, Class A1FX, 3.18%, 06/15/48, 144A(b)	Aaa/AAA	240	242,915
Tesla Auto Lease Trust, Series 2018-B, Class A, 3.71%, 08/20/21, 144A(b)	Aaa/NA	317	321,727
Textainer Marine Containers Ltd., Series 2017-1A, Class A, 3.72%, 05/20/42, 144A(b)	NA/A	554	554,581

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
ASSET BACKED SECURITIES (Continued)
Triton Container Finance LLC, Series 2017-2A, Class A, 3.62%, 08/20/42, 144A(b)	NA/A	$998	$1,009,184
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.75%, 09/15/43, 144A(b),(f)	NA/A	1,419	1,477,508

TOTAL ASSET BACKED SECURITIES (Cost of $22,990,166)			22,931,927

COMMERCIAL MORTGAGE-BACKED SECURITIES (3.94%)
Angel Oak Mortgage Trust I LLC, Series 2019-2, Class A1, 3.628%, 03/25/49, 144A(b),(e)	NA/NA	292	295,768
Bancorp Commercial Mortgage Trust, Series 2018-CRE4, Class A, (1M LIBOR +0.90%), 2.928%, 09/15/35, 144A(b),(e)	Aaa/NA	115	114,977
Bellemeade Re Ltd., Series 2018-2A, Class M1B, (1M LIBOR +1.35%), 3.368%, 08/25/28, 144A(b),(e)	NA/NA	484	484,855
CGMS Commercial Mortgage Trust, Series 2017-MDRB, Class A, (1M LIBOR +1.10%), 3.128%, 07/15/30, 144A(e)	NA/AAA	71	70,430
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class D, 3.635%, 05/10/35, 144A(e)	Baa1/NA	2,000	2,032,110
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class C, 4.425%, 12/10/49(b),(e)	NR/NA	367	391,050
FREMF Mortgage Trust, Series 2015-K44, Class B, 3.807%, 01/25/48, 144A(b),(e)	NA/NA	535	554,550
FREMF Mortgage Trust, Series 2015-K45, Class B, 3.713%, 04/25/48, 144A(b),(e)	NA/NA	1,270	1,319,460
Lanark Master Issuer PLC, Series 2019-1A, Class 1A1, (3M LIBOR +0.77%), 2.902%, 12/22/69, 144A(b),(e)	Aaa/AAA	515	516,334
LMREC, Inc., Series 2015-CRE1, Class AR, (1M LIBOR +0.98%), 3.017%, 02/22/32, 144A(b),(e)	Aaa/NA	242	242,427
LMREC, Inc., Series 2016-CRE2, Class A, (1M LIBOR +1.70%), 3.737%, 11/24/31, 144A(b),(e)	Aaa/NA	257	257,221
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class C, 4.429%, 10/15/30, 144A(e)	NA/A+	2,710	2,753,859
MSDB Trust, Series 2017-712F, Class C, 3.749%, 07/11/39, 144A(e)	NA/A-	82	84,860

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $8,852,834)			9,117,901

RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.18%)
FHLMC Pool # A15675, 6.00%, 11/01/33	Aaa/AA+	76	87,299
FHLMC Pool # G00182, 9.00%, 09/01/22(g)	Aaa/AA+	—	7
FNMA Pool # 754791, 6.50%, 12/01/33	Aaa/AA+	200	222,807
FNMA Pool # 763852, 5.50%, 02/01/34	Aaa/AA+	88	98,427
GNSF Pool # 194228, 9.50%, 11/15/20	Aaa/AA+	2	1,763
GNSF Pool # 307527, 9.00%, 06/15/21	Aaa/AA+	3	3,024
GNSF Pool # 417239, 7.00%, 02/15/26	Aaa/AA+	5	4,870
GNSF Pool # 780374, 7.50%, 12/15/23	Aaa/AA+	2	2,101

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $348,745)			420,298

MUNICIPAL BONDS (1.15%)
San Francisco City & County Public Utilities Commission, Water Revenue, Build America Bonds, 6.00%, 11/01/40	Aa3/AA-	145	197,650
State of California, Build America Bonds, GO, 7.625%, 03/01/40	Aa3/AA-	1,500	2,461,200

TOTAL MUNICIPAL BONDS (Cost of $1,678,889)			2,658,850

U.S. TREASURY SECURITIES (0.72%)
United States Treasury Note, 1.75%, 07/31/24	Aaa/AA+	495	499,370
United States Treasury Note, 1.375%, 08/31/26	Aaa/AA+	377	370,947
United States Treasury Note, 2.375%, 05/15/29	Aaa/AA+	755	801,775

TOTAL U.S. TREASURY SECURITIES (Cost of $1,667,204)			1,672,092

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
GOVERNMENT BONDS (0.47%)
Colombia Government International Bond, Sr. Unsec. Notes, 5.20%, 05/15/49(b)	Baa2/BBB-	$508	$613,410
Perusahaan Penerbit SBSN Indonesia III, Sr. Unsec. Notes, 4.45%, 02/20/29, 144A	Baa2/BBB	424	467,460

TOTAL GOVERNMENT BOND (Cost of $930,515)			1,080,870

		Shares
PREFERRED STOCK (0.93%)
CoBank ACB, Series F, 6.250%, (3M LIBOR +4.557%) (b),(c)		20,000	2,140,000

TOTAL PREFERRED STOCK (Cost of $2,085,000)			2,140,000

TOTAL INVESTMENTS (98.00%)
(Cost $203,664,474)			226,799,120

OTHER ASSETS AND LIABILITIES (2.00%)			4,635,228

NET ASSETS (100.00%)			$231,434,348

At September 30, 2019, the Fund had the following open futures contracts:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds	12/19	17	$2,761,969	$2,759,313	$(2,656)
U.S. Treasury Ultra 10-Year Notes	12/19	43	6,086,132	6,123,469	37,337
U.S. Treasury Ultra Bonds	12/19	5	945,625	959,531	13,906

					48,587

Short Futures Outstanding
U.S. Treasury 10-Year Notes	12/19	42	(5,512,313)	(5,473,125)	39,188

Net unrealized appreciation on open futures contracts					$87,775

(a)	Ratings for debt securities are unaudited. All ratings are as of September 30, 2019 and may have changed subsequently.
(b)	This security is callable.
(c)

Fixed to floating rate security. Fixed rate indicated is rate effective at September 30, 2019. Security will convert at a future date to a floating rate of reference rate and spread in the description above.

(d)	Security is perpetual. Date shown is next call date.
(e)	Variable rate security. Rate indicated is rate effective at September 30, 2019.
(f)	Multi-Step Coupon. Rate disclosed is as of September 30, 2019.
(g)	Principal amount less than $1,000.
144A

Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2019, these securities amounted to $93,744,904 or 40.51% of net assets.

Legend

Certs. - Certificates

Co. Gty. - Company Guaranty

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

FREMF - Freddie Multi-Family

GNSF - Government National Mortgage Association (Single Family)

GO - General Obligation

H15T5Y - US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

Jr. - Junior

LIBOR - London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

REIT - Real Estate Investment trust

Sec. - Secured

Sr. - Senior

Sub. - Subordinated

Unsec. - Unsecured

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of September 30, 2019.

Assets:	Total Market Value at 09/30/19	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
CORPORATE DEBT SECURITIES	$186,777,182	$—	$186,777,182	$—
ASSET BACKED SECURITIES	22,931,927	—	22,931,927	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	9,117,901	—	9,117,901	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	420,298	—	420,298	—
MUNICIPAL BONDS	2,658,850	—	2,658,850	—
U.S. TREASURY SECURITIES	1,672,092	—	1,672,092	—
GOVERNMENT BONDS	1,080,870	—	1,080,870	—
PREFERRED STOCK	2,140,000	2,140,000	—	—
FUTURES CONTRACTS	90,431	90,431	—	—
TOTAL INVESTMENTS	$226,889,551	$2,230,431	$224,659,120	$—

Liabilities:
FUTURES CONTRACTS	$2,656	$2,656	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

September 30, 2019

Assets:
Investment in securities, at value (amortized cost $203,664,474) (Note 1)	$226,799,120
Cash	3,292,202
Interest receivable	2,513,851
Receivable from broker – variation margin on open futures contracts	90,431
Deposits with brokers for open futures contracts	63,331
Prepaid expenses	43,278
Dividend receivable	31,250
Receivables for investments sold	27,799

TOTAL ASSETS	232,861,262

Liabilities:
Securities purchased	1,224,709
Payable to the Adviser	83,827
Payable to administration and accounting	16,057
Payable to transfer agency	6,169
Payable to custodian	4,802
Payable to broker – variation margin on open futures contracts	2,656
Accrued expenses payable	88,694

TOTAL LIABILITIES	1,426,914

Net assets: (equivalent to $21.61 per share based on 10,710,035 shares of capital stock outstanding)	$231,434,348

NET ASSETS consisted of:
Par value	$107,100
Capital paid-in	206,576,085
Distributable earnings	24,751,163

$231,434,348

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (Unaudited)

For the six months ended September 30, 2019

Investment Income:
Interest		$5,049,480
Dividends		62,500

Total Investment Income		5,111,980

Expenses:
Investment advisory fees (Note 4)	$503,019
Administration fees	95,420
Trustees’ fees (Note 4)	59,750
Legal fees and expenses	49,264
Reports to shareholders	38,091
Transfer agent fees	22,560
Insurance	19,107
Audit fees	14,250
Custodian fees	12,546
NYSE fee	11,815
Miscellaneous	30,864

Total Expenses		856,686

Net Investment Income		4,255,294

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities		2,009,665
Futures contracts		180,727

Net Realized Gain		2,190,392

Change in net unrealized appreciation (depreciation) of:
Investment securities		10,418,043
Futures contracts		(1,311)

Change in Net Unrealized Appreciation (Depreciation)		10,416,732
Net gain on investments and futures contracts		12,607,124

Net increase in net assets resulting from operations		$16,862,418

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended September 30, 2019 (Unaudited)	Year ended March 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$4,255,294	$9,101,253
Net realized gain	2,190,392	109,007
Change in unrealized appreciation (depreciation)	10,416,732	(427,946)

Net increase in net assets resulting from operations	16,862,418	8,782,314

Distributions:
From distributed earnings	(5,783,419)	(8,568,028)

Total Distributions	(5,783,419)	(8,568,028)

Increase in net assets	11,078,999	214,286
Net Assets:
Beginning of period	220,355,349	220,141,063

End of period	$231,434,348	$220,355,349

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Six months ended September 30, 2019 (Unaudited)		Year ended March 31,
			2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of period	$20.57		$20.55	$20.75	$20.20	$21.52	$21.10

Net investment income	0.40		0.85	0.87	0.88	0.93	0.98
Net gain (loss) on investments and futures contracts	1.18		(0.03)	(0.03)	0.57	(1.23)	0.50

Total from investment operations	1.58		0.82	0.84	1.45	(0.30)	1.48

Capital shares transactions:
Impact of capital share transactions	—		—	—	— (1)	—	—

Less distributions:
Dividends from net investment income	(0.54)		(0.67)	(0.80)	(0.90)	(1.02)	(1.06)
Distributions from net realized gains	—		(0.13)	(0.24)	—	—	—

Total distributions	(0.54)		(0.80)	(1.04)	(0.90)	(1.02)	(1.06)

Net asset value, end of period	$21.61		$20.57	$20.55	$20.75	$20.20	$21.52

Per share market price, end of period	$20.49		$19.22	$19.37	$19.16	$19.14	$20.01

Total Investment Return(2)
Based on net asset value	7.96%		4.52%	4.26%	7.48%	(1.00)%	7.57%
Based on market value	9.56%		3.60%	6.43%	4.75%	0.88%	8.67%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$231,434		$220,355	$220,141	$222,258	$216,304	$230,464
Ratio of expenses to average net assets (gross of waivers/reimbursements)	0.76	%(3)	0.80%	0.75%	0.75%	0.77%	0.74%
Ratio of expenses to average net assets (net of waivers/reimbursements)	0.76	%(3)	0.77%	0.74%	0.75%	0.77%	0.74%
Ratio of net investment income to average net assets	3.79	%(3)	4.24%	4.15%	4.24%	4.52%	4.58%
Portfolio turnover rate	31.26	%(4)	63.00%	55.62%	44.32%	26.60%	30.73%
Number of shares outstanding at the end of the period (in 000’s)	10,710		10,710	10,710	10,710	10,709	10,709

(1)	There is less than $0.01 per share impact for shares reinvested under the dividend reinvestment plan.
(2)

Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

(3)	Annualized.
(4)	Not Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Significant Accounting Policies – The Insight Select Income Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The Fund’s investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Fund follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.

Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services – approved by the Board of Trustees (“Board”) and unaffiliated with Insight North America LLC (“INA” or the “Adviser”) – and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined in good faith by the Adviser pursuant to certain procedures and reporting requirements established by the Board. The Adviser considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized. At September 30, 2019, there were no securities valued using fair value procedures.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments. As of September 30, 2019, the Fund did not hold any Level 3 securities.

When-Issued Securities – The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain a segregated account in an amount sufficient to cover the obligation under the when-issued contract. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its NAV. At the time of delivery of the security, its value may be more or less than the fixed purchase price.

Futures Contracts – The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

The following table sets forth the fair value and the location of the Fund’s derivative financial instruments within the Statement of Assets and Liabilities by primary risk exposure as of September 30, 2019:

Fair Value of Derivative Investments as of September 30, 2019:

Derivatives not accounted for as hedging instruments under ASC 815	Assets	Liabilities
Futures — Interest Rate Contracts	$90,431	$(2,656)

The following table sets forth the effect of the Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the six months ended September 30, 2019:

The Effect of Derivative Investments on the Statements of Operations for the six months ended September 30, 2019:

Derivatives not accounted for as hedging instruments under ASC 815	Realized Gain (Loss) on Derivatives	Change in Net Unrealized Appreciation (Depreciation) of Derivatives
Futures — Interest Rate Contracts	$180,727	$(1,311)

The average notional value of long and short futures contracts held by the Fund throughout the period was $8,074,316 and $5,662,964, respectively. This is based on amounts held as of each quarter-end throughout the fiscal year.

B.

Determination of Gains or Losses on Sale of Securities – Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.

Federal Income Taxes – It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2016-2018) or expected to be taken on the Fund’s 2019 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.

Other – Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.

Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

Distributions during the fiscal years ended March 31, 2019 and 2018 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2019	$ 7,124,251	$ —	$ 1,443,777	$ 8,568,028
FY 2018	$ 10,032,088	$ —	$ 1,119,199	$ 11,151,287

At March 31, 2019, the components of distributable earnings on a tax basis were as follows:

Total	Accumulated Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Losses Deferred	Net Unrealized Appreciation
$13,672,164	$2,380,754	$55,224	$ —	$11,236,186

Realized net capital gains can be offset by capital loss carryforwards from prior years. As of March 31, 2019, there were no capital loss carryforwards.

Under current laws, certain capital losses realized after October 31 and certain ordinary losses realized after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2019, no losses were deferred.

At September 30, 2019, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$203,664,474	$23,613,089	$(478,443)	$23,134,646

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

F.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 – Portfolio Transactions – The following is a summary of the security transactions, other than short-term investments, for the six months ended September 30, 2019:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$31,243,543	$40,686,862
Other Investment Securities	$38,542,229	$35,040,582

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Note 3 – Capital Stock – At September 30, 2019, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,710,035 shares issued and outstanding.

Note 4 – Investment Advisory Contract, Accounting and Administration, Custodian, Transfer Agent and Trustee Compensation – INA serves as investment adviser to the Fund. The Adviser is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund’s month-end net assets and 0.40% on the Fund’s month-end net assets in excess of $100 million.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund. The Bank of New York Mellon is the Fund’s custodian responsible for the custody of Fund’s assets. BNY Mellon is the contractual Transfer Agent to the Fund and has subcontracted with Computershare to provide transfer agency services to the Fund.

The Adviser is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The Adviser works closely with and is administered by Insight Investment Management (Global) Limited (“Insight”), another of The Bank of New York Mellon Corporation’s investment management subsidiaries. The Adviser is subject to The Bank of New York Mellon Corporation’s Code of Conduct and various policies and procedures designed to address the potential for conflicts of interest that may arise in connection with the Adviser’s status as an affiliated person of The Bank of New York Mellon Corporation and its subsidiaries.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the six months ended September 30, 2019 was $59,750. All officers of the Fund are also officers and/or employees of the investment adviser. None of the Fund’s officers receives compensation from the Fund. As of September 30, 2019, the amount due to the Trustees was $3,750 included in Accrued Expenses Payable on the Statement of Assets and Liabilities.

Note 5 – Dividend and Distribution Reinvestment – In accordance with the terms of the Amended and Restated Automatic Dividend Investment Plan (the “Plan”), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the “Valuation Date”) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2019, the Fund did not issue any shares under this Plan.

Note 6 – Subsequent Event – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

SHAREHOLDER INFORMATION (Unaudited)

BOARD CONSIDERATION OF RENEWAL OF INVESTMENT ADVISORY CONTRACT

At an in-person meeting held on June 12, 2019 (the “Meeting”), the Board of Trustees (“Board” or “Trustees”) of Insight Select Income Fund (the “Fund”), including a majority of those trustees who are not “interested persons” of the Fund (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (“Investment Company Act”), unanimously approved the continuation for an additional one-year period ending June 30, 2020 of the existing investment advisory agreement effective January 2, 2015 (the “Agreement”) between the Insight Select Income Fund (the “Fund”) and Insight North America, LLC (the “Adviser”). The Adviser is a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). The continuation of the Agreement was last approved by the Board at a meeting of the Board on May 10, 2018.

Prior to the Meeting, the Trustees requested and received information from the Adviser in accordance with Section 15(c) of the Investment Company Act. Specifically, the Trustees received information regarding (i) the services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio managers’ management of the Fund, (iv) investment performance of the Fund, (v) the capitalization and financial condition of the Adviser and BNY Mellon, (vi) brokerage selection procedures, (vii) the procedures for allocating investment opportunities between the Fund and other clients of the Adviser, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) the compliance with the Fund’s investment objective, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. Included with this information was also information regarding the advisory fees received and an analysis of those fees in relation to the delivery of services to the Fund, the costs of providing such services, the profitability of the Adviser in general and as a result of the fees received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also received a copy of the Agreement and the Adviser’s current Form ADV. The Trustees were provided with a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement. The Trustees also reviewed comparative performance data, comparative statistics and fee data for the Fund relative to five other non-leveraged investment grade corporate bond closed-end funds with similar investment objectives, strategies and policies (the “Peer Group”). In addition to the information provided, the Board met with representatives of the Adviser during the Meeting to discuss the Adviser’s history, performance, investment strategy, and compliance program in connection with the continuation of the Agreement.

The Trustees considered and weighed the above information based upon their accumulated experience in governing the Fund and working with the Adviser on matters relating to the Fund. During their deliberations on whether to approve the continuation of the Agreement, the Trustees considered many factors, the information provided by the Adviser as described above, and all other factors the Trustees believed to be relevant to evaluate the Agreement. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangement with the Adviser with respect to the Fund, as provided in the Agreement, including the investment advisory fees, is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant. In making their decision, the Trustees gave attention to the information furnished by the Adviser in connection with the Agreement’s approval and throughout the year. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Agreement.

SHAREHOLDER INFORMATION (Unaudited) — continued

Nature, Extent, and Quality of Services. The Trustees considered the services provided by the Adviser to the Fund. The Trustees considered the Adviser’s personnel and the depth of their experience necessary to provide investment management services to the Fund. Based on the information provided by the Adviser, the Trustees concluded that (i) the nature, extent and quality of the services provided by the Adviser are appropriate and consistent with the terms of the Advisory Agreement, (ii) the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services by the Adviser, (iv) the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue.

Investment Performance. The Trustees considered the overall investment performance of the Adviser and the Fund since the Adviser was appointed the Fund’s investment adviser on June 2, 2005. The Trustees reviewed and considered comparative performance data and the Fund’s performance relative to the average performance of the Peer Group and its respective benchmark index, the Bloomberg Barclays Capital U.S. Credit Index, which is comprised primarily of U.S. investment grade corporate bonds (the “Benchmark”). The Trustees noted that the Fund had underperformed its Benchmark as well as its Peer Group average, for the one-year period, but outperformed its Benchmark as well as its Peer Group average, for the three-, five- and ten-year periods ended March 31, 2019. The Trustees also noted their review and evaluation of the Fund’s investment performance on an on-going basis throughout the year. The Trustees considered the overall consistency of performance results and the short-term and long-term performance of the Fund. Although the Fund underperformed versus its Peer Group and Benchmark in certain periods, the Board concluded that the performance of the Fund was within an acceptable range to other fixed-income closed-end funds with similar investment objectives, strategies and policies.

Comparative Expenses. The Trustees considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with and had reviewed BNY Mellon’s financial statements for the year ended December 31, 2018. In addition, the Trustees considered any direct or indirect revenues received by affiliates of the Adviser, noting that The Bank of New York Mellon Corporation, BNY Mellon and its affiliates provided custodial, transfer agency, and administrative services to the Fund for which the Fund pays service fees. The Trustees were satisfied that the Adviser’s profits were sufficient to continue as a viable concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s fees and profits (if any) derived from its relationship with the Fund in light of the Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers for managing comparable funds with similar strategies. The Trustees noted that the contractual advisory fee rates for the Fund were within the range of the advisory fees charged by the Peer Group. The Trustees noted that the Fund’s net expense ratio was higher than the average net expense ratio of the Peer Group and that the Fund’s gross expense ratio was higher than the average gross expense ratio of the Peer Group, but was not the highest net or gross expense ratio within the Peer Group. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, and the investment performance of the Fund. On the basis of these considerations, together, with the other information it considered, the Board determined that the investment advisory fee to be received by the Adviser is reasonable in light of the services provided.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees determined that economies of scale would be achieved at higher asset levels for the Fund to the benefit of Fund shareholders due to break-points in the advisory fee of 10 basis points on assets in excess of

SHAREHOLDER INFORMATION (Unaudited) — continued

$100 million. However, the Trustees noted that the opportunity for achieving economies of scale was limited because the Fund is a closed-end fund.

Conclusion. After consideration of all the factors, taking into consideration the information presented at the Meeting, and deliberating in executive session, the entire Board (all Trustees are currently independent) unanimously approved the Agreement for an additional one-year period ending June 30, 2020. The Board concluded that the investment advisory fee rate under the Agreement is reasonable in relation to the services provided and that continuation of the Agreement is in the best interests of the shareholders of the Fund. The Trustees also concluded that the investment advisory fees are at acceptable levels in light of the quality of services provided to the Fund. On these bases, the Trustees concluded that the investment advisory fees for the Fund under the Agreement are reasonable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on June 12, 2019. At the meeting, shareholders voted on the election of all trustees. Forty percent (40%) of the shares entitled to vote on the matter shall constitute a quorum. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees. A quorum was present and the proposal was approved, the details of which are as follows:

	Votes Cast In Favor	Withheld
W. Thacher Brown	8,905,705	943,030

Ellen D. Harvey	8,931,982	916,753

Thomas E. Spock	9,655,879	192,856

Suzanne P. Welsh	8,934,450	914,285

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by emailing clientservicena@insightinvestment.com or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by emailing clientservicena@insightinvestment.com or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at http://www.sec.gov. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Fund’s complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Fund’s fiscal quarter.

ADDITIONAL TAX INFORMATION

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the Fund that qualify for the dividends-received deductions for the year ended March 31, 2019 was 1.57%.

SHAREHOLDER INFORMATION (Unaudited) — continued

For the year ended March 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the Fund, 1.57% represents the amount of each distribution which may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2020.

For the fiscal year ended March 31, 2019, the Fund designated long-term capital gains of $55,224.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. BNY Mellon acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date’’), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

SHAREHOLDER INFORMATION (Unaudited) — continued

Plan information and authorization forms are available from BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035.

PRIVACY POLICY

The Fund has adopted procedures designed to maintain and secure the non-public personal information of its clients from inappropriate disclosure to third parties. The Fund is committed to keeping personal information collected from potential, current, and former clients confidential and secure. The proper handling of personal information is one of our highest priorities. The Fund never sells information relating to its clients to any outside third parties.

Client Information

The Fund will only collect and keep information which is necessary for it to provide the services requested by its shareholders, and to administer a shareholder account.

The Fund may collect nonpublic personal information from clients or potential clients such as name, address, tax identification or social security number, assets, income, net worth, copies of financial documents and other information that we may receive on applications or other forms, correspondence or conversations, or via other methods in order to conduct business.

The Fund may also collect information about your transactions with the Fund, Adviser, Adviser’s affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

This information may be obtained as a result of transactions with the Fund, Adviser, Adviser’s affiliates, its clients, or others. This could include transactions completed with affiliates or information received from outside vendors to complete transactions or to effect financial goals.

Sharing Information

The Fund only shares the nonpublic personal information of its shareholders with non-affiliated companies or individuals (i) as permitted by law and as required to provide services to shareholders, such as with representatives within Adviser, securities clearing firms, the Fund or insurance companies, and other financial services providers; or (ii) to comply with legal or regulatory requirements. The Fund may also disclose nonpublic personal information to another financial services provider in connection with the transfer of an account to such financial services provider. Further, in the normal course of business, the Fund may disclose information it collects about shareholders to companies or individuals that contract with the Fund or Adviser to perform servicing functions including, but not limited to, recordkeeping, consulting, and/or technology services.

Companies hired to provide support services are not permitted to use personal information for their own purposes, and are contractually obligated to maintain strict confidentiality. The Fund limits the use of personal information to the performance of the specific service requested.

The Fund does not provide personally identifiable information to mailing list vendors or solicitors for any purpose. When the Fund provides personal information to service providers, it requires these providers to agree to safeguard such information, to use the information only for the intended purpose, and to abide by applicable law.

SHAREHOLDER INFORMATION (Unaudited) — continued

Employee Access to Information

Only employees with a valid business reason have the ability to access a clients’ personal information. These employees are educated on the importance of maintaining the confidentiality and security of this information. They are required to abide by our information handling practices.

Protection of Information

The Fund maintains security standards to protect shareholders’ information, whether written, spoken, physical, or electronic. The Fund updates and checks its physical mechanisms and electronic systems to ensure the protection and integrity of information.

Maintaining Accurate Information

The Fund’s goal is to maintain accurate, up to date client records in accordance with industry standards. The Fund has procedures in place to keep information current and complete, including timely correction of inaccurate information.

Disclosure of our Privacy Policy

The Fund recognizes and respects the privacy concerns of its potential, current, and former shareholders. The Fund, Adviser and Adviser’s affiliates are committed to safeguarding this information and may provide this Privacy Policy for informational purposes to shareholders and employees, and will distribute and update it as required by law. It is also available upon request.

The Fund seeks to carefully safeguard shareholder information and, to that end, restricts access to non-public personal information about our shareholders to those employees and other persons who need to know the information to enable the Fund to provide services to its shareholders. The Fund, Adviser and their service agents maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. In the event that you maintain an account through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 358035, Pittsburgh, PA 15252-8035, or call 1-866-333-6685

T    R   U   S   T   E   E   S

W. THACHER BROWN

ELLEN D. HARVEY

THOMAS E. SPOCK

SUZANNE P. WELSH

O   F   F   I   C   E   R   S

CLIFFORD D. CORSO

President

THOMAS E. STABILE

Treasurer and Vice President

SETH GELMAN

Secretary and Chief Compliance Officer

GAUTAM KHANNA

Vice President

JAMES DICHIARO

Vice President

I   N   V   E   S   T   M   E   N   T     A   D   V   I   S   E   R

INSIGHT NORTH AMERICA LLC

200 PARK AVE, 7TH FLOOR

NEW YORK, NY 10166

C   U   S   T   O   D   I    A   N

THE BANK OF NEW YORK MELLON

2 HANSON PLACE

BROOKLYN, NY 11217

T   R   A   N   S   F   E   R    A   G    E   N   T

BNY MELLON INVESTMENT SERVICING (US) INC.

P.O. BOX 358035

PITTSBURGH, PA 15252-8035

1-866-333-6685

C   O   U   N   S   E   L

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

EIGHTEENTH & ARCH STREETS

PHILADELPHIA, PA 19103

I   N   D   E   P   E   N   D   E   N    T    R   E   G   I   S   T   E   R   E   D

P   U   B   L   I   C     A   C   C   O   U   N   T   I   N   G    F   I   R    M

TAIT, WELLER & BAKER LLP

50 SOUTH 16TH STREET

SUITE 2900

PHILADELPHIA, PA 19102

Insight Select Income Fund

Semi-Annual Report

September 30, 2019

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)

Effective June 12, 2019, the Fund’s portfolio management team at Insight North America LLC has changed as follows: Mr. James DiChiaro joined Mr. Gautam Khanna as a portfolio manager. Messrs. Jason Celente and Gerard Berrigan no longer have day-to-day portfolio management responsibilities for the Fund. Mr. DiChiaro has served as a Senior Portfolio Manager at Insight North America LLC and its predecessor firms since 1999. The following updates previous responses to Item 8(a)(1) through (4):

(1)	Portfolio Management Team:

Gautam Khanna, CPA, CFA

Senior Portfolio Manager, Insight North America LLC

May 2003 - Present

Lead Portfolio Manager responsible for day-to-day management of portfolio

James DiChiaro

Senior Portfolio Manager, Insight North America LLC

September 1999 - Present

Portfolio Manager responsible for management of portfolio

(2) The table below identifies the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. The Adviser currently does not manage any performance-based fee accounts.

	As of September 30, 2019
	Number of Accounts	Total Assets of Accounts
		(in millions)
Gautam Khanna, CPA, CFA
Registered Investment Companies	2	$861.5
Other Pooled Investments	-	-
Other Accounts	13	$1,332.7
James DiChiaro
Registered Investment Companies	2	$861.5
Other Pooled Investments	-	-
Other Accounts	13	$1,332.7

Potential Conflicts of Interests

Material conflicts of interest identified by the Adviser may arise in connection with a portfolio manager’s management of the Fund in addition to other fund and/or accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. For example, conflicts may arise in cases where multiple firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. Additionally, a portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement than the Fund or that may have a performance fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and aggregates and then allocates securities to client accounts in a fair and timely manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(3)

All employees of the Adviser, including the Portfolio Manager, are eligible to receive a variable component of pay in addition to their fixed compensation. The variable component is a combination of cash and Long Term Incentive Plan (LTIP) shares and is determined based on each individual’s performance rating in addition to the overall performance of the Adviser. The LTIP shares typically vest on a three-year schedule, with the aim of aligning each individual’s rewards with the success of the business.

Performance management and compensation are formally linked. Everyone participates in mid-year reviews which incorporate 360 degree feedback and an assessment of performance against objectives, as well as a formal end of year review. At that review, a performance rating is also agreed which is then a key factor in determining compensation. For investment professional, investment performance is an important, but not the only, factor.

(4)	The following table discloses the dollar range of equity securities of the Fund beneficially owned by each of the Fund’s portfolio managers as of September 30, 2019:

Dollar range of Equity Securities in Fund (1)

Gautam Khanna	$10,001 to $50,000
James DiChiaro	NONE
(1) Dollar ranges are as follows: None, $1- $10,000, $10,001- $50,000, $50,001-$100,000, $100,001-$500,000, $500,001- $1,000,000 or over $1,000,000.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Insight Select Income Fund

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(Principal Executive Officer)

Date	November 25th, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(Principal Executive Officer)

Date	November 25th, 2019

By (Signature and Title)*	/s/ Thomas E. Stabile
Thomas E. Stabile, Treasurer
(Principal Financial Officer)

Date	November 25th, 2019

* Print the name and title of each signing officer under his or her signature.